                                                                    EXHIBIT 10-1

SECTION(S) MARKED WITH "***" ARE REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                              AMENDED AND RESTATED
                               NATURAL GAS STORAGE
                       MARKETING AND MANAGEMENT AGREEMENT

                                     BETWEEN

                           NJR ENERGY SERVICES COMPANY

                                       AND

                              eCORP MARKETING, LLC



                              AS OF JANUARY 9, 2002

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE 1: EFFECTIVE DATE AND TERM................................................................................2

ARTICLE 2: SCOPE OF SERVICES......................................................................................2
         2.1     Scope of Services................................................................................2
         2.2     Wholesale Trading................................................................................3
         2.3     Guaranty.........................................................................................4
         2.4     Performance of Services..........................................................................4
         2.5     Long-Term Capacity Release to NJRES..............................................................4
         2.6     Recall by eCORP Marketing of Released Tennessee Capacity.........................................4

ARTICLE 3: COMPENSATION...........................................................................................5
         3.1     Pre-Development Phase............................................................................5
         3.2     Development and Commercial Operating Phase Compensation..........................................5
         3.3     System Software..................................................................................7
         3.4     Status of Payments...............................................................................7
         ***

ARTICLE 4: AUTHORITY TO ENTER INTO NATURAL GAS SUPPLY AND TRANSPORTATION ARRANGEMENTS.............................7

ARTICLE 5: GUIDELINES.............................................................................................8

ARTICLE 6: RECORDS................................................................................................8

ARTICLE 7: CONFIDENTIAL INFORMATION...............................................................................8
         7.1     Non-Disclosure...................................................................................8
         7.2     Regulatory Disclosure............................................................................9

ARTICLE 8: INDEMNIFICATION/LIABILITY..............................................................................9
         8.1     Indemnification..................................................................................9
         8.2     Limitation of Liability.........................................................................10
         8.3     Insurance.......................................................................................10

ARTICLE 9: FORCE MAJEURE.........................................................................................10
         9.1     Force Majeure...................................................................................10
         9.2     Performance.....................................................................................10
         9.3     Continued Force Majeure.........................................................................11

ARTICLE 10: CURTAILMENTS.........................................................................................11

ARTICLE 11: CONTRACTUAL RELATIONSHIP.............................................................................11

ARTICLE 12: BUYOUT FEE...........................................................................................12

ARTICLE 13: BILLING AND PAYMENT..................................................................................12
         13.1    Billing and Payment.............................................................................12
         13.2    Information.....................................................................................13

ARTICLE 14: eCORP MARKETING PUT OPTION...........................................................................13
         14.1    Gross Revenue Projection........................................................................13
         14.2    Put Option......................................................................................14
         14.3    Limitations.....................................................................................15
         14.4    Termination of Put Option.......................................................................15
         14.5    Conditions Precedent............................................................................15

ARTICLE 15: DEFAULT..............................................................................................16
         15.1    Default.........................................................................................16
         15.2    eCORP Marketing Default Event...................................................................16
         15.3    NJRES Default Event.............................................................................17

ARTICLE 16: PUBLICITY............................................................................................18
         16.1    Releases........................................................................................18
         16.2    Articles........................................................................................18

ARTICLE 17: DISPUTE RESOLUTION...................................................................................18
         17.1    Disputes........................................................................................18
         17.2    Litigation......................................................................................18
         17.3    Waiver of Trial by Jury.........................................................................18

ARTICLE 18: GENERAL..............................................................................................19
         18.1    Obligations of the Parties......................................................................19
         18.2    Notices.........................................................................................19
         18.3    Binding Effect..................................................................................19
         18.4    Entire Agreement................................................................................19
         18.5    Amendment.......................................................................................19
         18.6    Assignment......................................................................................20
         18.7    Survival........................................................................................20
         18.8    Governing Law...................................................................................20
         18.9    Regulatory Matters..............................................................................20
         18.10   Jurisdiction....................................................................................20

EXHIBITS

Exhibit A      -  Risk Management Procedures
Exhibit B-1    -  Put Option monthly prices - first year
Exhibit B-2    -  Put Option monthly prices - subsequent years
Exhibit B-3    -  Adjusted Put Option monthly prices - subsequent years
Exhibit B-4    -  Adjusted Put Option monthly prices - subsequent years
Exhibit B-5    -  Adjustment to Put Option monthly prices - subsequent years
Exhibit B-6    -  Adjustment to Put Option monthly prices - first year
Exhibit C      -  Form of Guaranty
Exhibit D      -  Form of Notice of Agreements for Revenue Pool Assessment
Exhibit E      -  Calculation of Net Amount as to Wholesale Trading Transactions

LOCATIONS OF DEFINITIONS

Acceptable Credits                                    Section 2.2(c)
Agreement                                             Opening Paragraph
Amendment                                             Recitals
Buyout Fee                                            Article 12
Buyout Right                                          Article 12
Capacity Release Agreement                            Recitals
CNYOG                                                 Recitals
Controlled Transportation Capacity                    Risk Management Procedures
Debtor Relief Laws                                    Section 15.2(b)
Development Phase                                     Section 3.2(a)
Direct Transactions                                   Risk Management Procedures
eCORP Holding                                         Recitals
eCORP Marketing                                       Opening Paragraph
eCORP Marketing Default Event                         Section 15.2
Expert                                                Section 17.4
First Valuation Period                                Section 14.2(a)
Force Majeure                                         Section 9.1
LIBOR                                                 Section 2.2(c)
MOSI                                                  Section 3.3
NJRC                                                  Section 2.3
NJRC Guaranty                                         Section 2.3
NJRES                                                 Opening Paragraph
NJRES Default Event                                   Section 15.3
Operating Phase                                       Section 3.2(a)
Original Agreement                                    Recitals
Permitted Transactions                                Risk Management Procedures
Procedures                                            Risk Management Procedures

Pre-Development Phase                                 Section 3.1
Proposed Second Amendment                             Recitals
Put Option                                            Section 14.2
Released Tennessee Capacity                           Recitals
Revenue Pool                                          Section 3.2(d)
Revenue Sharing Incentive Payments                    Section 3.2(d)
Risk Management Procedures                            Article 5
Sale Event                                            Article 1
Senior Depositary Agreement                           Section 2.7
Senior Lenders                                        Section 14.2(c)
Senior Loan Agreement                                 Section 14.2(c)
Services                                              Section 2.1
Stagecoach Project                                    Recitals
Stagecoach Holding                                    Article 1
Storage Capacity                                      Recitals
Tennessee                                             Recitals
Valuation Period                                      Section 3.2(d)
West LB                                               Section 2.7
Wholesale Trading Transactions                        Risk Management Procedures

                              AMENDED AND RESTATED
                               NATURAL GAS STORAGE
                       MARKETING AND MANAGEMENT AGREEMENT

         This AMENDED AND RESTATED NATURAL GAS STORAGE MARKETING AND MANAGEMENT AGREEMENT (this "Agreement"), dated as of January 9, 2002, is by and between NJR ENERGY SERVICES COMPANY, a New Jersey corporation ("NJRES"), and eCORP MARKETING, LLC, a Delaware limited liability company and successor by merger to eCORP MARKETING, LLC, a Nevada limited liability company ("eCORP Marketing").

                                   WITNESSETH

         WHEREAS, on October 11, 1998, NJRES and eCORP Holding, LLC a/k/a eCORP, LLC ("eCORP Holding") entered into that certain Natural Gas Storage Marketing and Management Agreement (the "Original Agreement") concerning the development and marketing of the Stagecoach Natural Gas Storage Project located in Tioga County, New York (the "Stagecoach Project") that is owned and operated by Central New York Oil and Gas Company, LLC ("CNYOG");

         WHEREAS, on July 10, 2000, NJRES, eCORP Holding and eCORP Marketing entered into that certain Restatement and Amendment to Natural Gas Storage Marketing and Management Agreement (the "Amendment") whereby eCORP Marketing was substituted for eCORP as a party to the Original Agreement and certain amendments were made to the Original Agreement;

         WHEREAS, NJRES and eCORP Marketing have discussed, but never entered into, a proposed Put Option and Second Amendment to Natural Gas Storage Marketing and Management Agreement (the "Proposed Second Amendment");

         WHEREAS, eCORP Marketing holds all of the firm storage capacity in the Stagecoach Project (the "Storage Capacity");

         WHEREAS, eCORP Marketing wishes to develop and implement a comprehensive marketing plan for the Storage Capacity it holds in Stagecoach Project, including but not limited to establishing the economic feasibility of the Stagecoach Project and actively marketing the Storage Capacity to customers;

         WHEREAS, NJRES through its key personnel has expertise in the development, marketing and management of natural gas transportation and storage assets and services;

         WHEREAS, eCORP Marketing and NJRES (i) have heretofore effected a long-term release to NJRES of an aggregate of 90,000 Dth per day of firm transportation services pursuant to the Gas Transportation Agreement dated June 7, 2001, between eCORP Marketing and Tennessee Gas Pipeline Company ("Tennessee"; such services being hereinafter referred to as the "Released Tennessee Capacity"), and (ii) contemporaneously herewith, are entering into a

Transportation Capacity Release Agreement (the "Capacity Release Agreement") providing for the re-release of the Released Tennessee Capacity to eCORP Marketing on the terms and conditions set forth therein; and

         WHEREAS, eCORP Marketing and NJRES wish to amend and restate the Original Agreement to incorporate the provisions and amendments contained in the Amendment and the provisions and amendments contemplated by the Proposed Second Amendment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

                       ARTICLE 1: EFFECTIVE DATE AND TERM

         This Agreement shall be effective as of October 11, 1998, and shall continue in force and effect until the first to occur of (i) termination in accordance with Article 12 or 15 below, (ii) the occurrence of a Sale Event (as hereinafter defined), or (iii) March 31, 2012. As used in this Agreement, the term "Sale Event" shall mean (x) liquidation, dissolution, or winding-up of the existence or business of eCORP Marketing and/or CNYOG, (y) closing of a sale of Stagecoach Holding, LLC ("Stagecoach Holding") or its business, whether structured as a merger or consolidation of Stagecoach Holding and/or any of eCORP Marketing or CNYOG with or into any other entity, sale of all or substantially all assets or equity interests of Stagecoach Holding, eCORP Marketing and/or CNYOG, or otherwise, or (z) closing of a public offering of securities of Stagecoach Holding or any of its subsidiaries (including eCORP Marketing or CNYOG) registered pursuant to the Securities Act of 1933, as amended.

                          ARTICLE 2: SCOPE OF SERVICES

         2.1 Scope of Services. NJRES will assist eCORP Marketing in the development and implementation of a comprehensive marketing plan for the Stagecoach Project, assist in negotiating applicable agreements, and actively manage and administratively monitor all natural gas storage and related transportation services to be provided to eCORP Marketing's customers in connection with the Stagecoach Project by providing the following (the "Services") in accordance with applicable law and prudent industry practice:

         (a) assisting eCORP Marketing in the performance of due diligence to establish the economic feasibility of the Stagecoach Project;

         (b) assisting in the development of a marketing plan for the Stagecoach Project;

         (c) actively marketing the Storage Capacity and related services to customers under contract terms and policies that conform to the Risk Management Procedures referenced in Article 5 below in an attempt to maximize revenues from the release of Storage Capacity and related services;

         (d) implementing and operating an accounting and tracking system for billing purposes with respect to the Storage Capacity and related services, sending invoices to storage customers and remitting corresponding customer payments and associated revenues directly to eCORP Marketing pursuant to
                  Section 2.7, and providing monthly written accounts receivable and accounts payable reports to eCORP Marketing;

         (e) providing assistance to eCORP Marketing in establishing an administrative back room capability sufficient to enable eCORP Marketing to monitor the marketing and trading activities performed by NJRES under this Agreement on eCORP Marketing's behalf;

         (f) using NJRES's relationships with the interstate natural gas pipeline companies that interconnect directly with the Stagecoach Facility to negotiate appropriate interconnection and related transportation arrangements with such pipelines, or to make such other arrangements as may be required to support the regulatory approval and successful marketing of the Stagecoach Facility; and

         (g) obtaining and maintaining all consents, licenses, approvals, registrations, permits or other authorizations required by applicable law to be held by NJRES for the performance of its obligations under this Agreement and providing reasonable support and cooperation to eCORP Marketing in its procurement of all consents, licenses, approvals, registrations, permits or other authorizations required by applicable law to be held by it.

         2.2 Wholesale Trading. The Services to be provided to eCORP Marketing by NJRES shall also include the Wholesale Trading Transactions for the Stagecoach Project that will provide for the sale, use or trading of Storage Capacity and/or Controlled Transportation Capacity that is released or otherwise made available by eCORP Marketing. eCORP Marketing will, subject to applicable regulations, release Storage Capacity and Controlled Transportation Capacity to the extent required to support Wholesale Trading Transactions as requested by NJRES. Interest will be charged by NJRES to eCORP Marketing on transactions that utilize NJRES' credit lines. Interest will be computed monthly using the *** on the balance due from transactions with counterparties related to activities of the Stagecoach Project for prior and current month sales, net of prior month purchases for those counterparties with whom there are netting agreements and net of current month purchases. Interest at the same rate will be charged monthly on the margins required to be placed with financial counterparties to support derivative transactions. Since credit risk is solely for the account of eCORP Marketing as long as sales are made with Acceptable Credits (as such term is defined in the Risk Management Procedures), NJRES will provide assistance in determining a reasonable allowance for bad debts for eCORP Marketing. As used in this Agreement, the term "LIBOR" means, with respect to each day during the applicable period, the rate per annum equal to the rate determined by reference to Page 3750 (or such other page as may replace that page) on the Dow Jones Telerate (British Lenders Association Settlement Rate) as of 11:00 a.m., London, England time two business days prior to the beginning of such period, for delivery on the first day of such period for the number of days comprised therein and in an amount comparable to the amount of the applicable obligation of eCORP Marketing.

         2.3 Guaranty. NJRES shall deliver at the closing of the financing referred to in Section 14.5(a) below a guaranty in favor of eCORP Marketing of NJRES's obligations hereunder by New Jersey Resources Corporation ("NJRC") substantially in the form of Exhibit C (the "NJRC Guaranty"). The failure by NJRES to deliver or maintain the NJRC Guaranty shall constitute a default of this Agreement as provided in Section 15.3.

         2.4 Performance of Services. eCORP Marketing acknowledges that NJRES is engaged, and will continue to be engaged, in the region of the Stagecoach Project and elsewhere, among other things, in buying and selling storage capacity and related services for its own account and for the account of others, and in furnishing services the same as or similar to the Services being provided hereunder for its own benefit and for the benefit of others. Nothing in this Agreement shall be construed to restrict NJRES's ability to engage in the foregoing business activities or any others subject to NJRES's fiduciary obligation to eCORP Marketing as a result of and with respect to its role as agent to eCORP as described in Article 4. NJRES shall act in good faith in its management and distribution of the various opportunities for the sale of Storage Capacity and related services on behalf of eCORP Marketing in its performance of the Services hereunder and NJRES's performance of the same or similar services for its own benefit or on behalf of affiliates or other third parties.

         2.5 Long-Term Capacity Release to NJRES. At such time as the Released Tennessee Capacity is deemed to be commercially operational (currently projected for January 15, 2002), eCORP Marketing and NJRES shall take all such actions as may be required to effectuate on Tennessee's electronic bulletin board the conversion of the long-term release to NJRES of the Released Tennessee Capacity that has heretofore been effected into a long-term release to NJRES of the Released Tennessee Capacity at a monthly reservation rate of $3.58 per Dth, which release shall be (i) for a term coterminous with the term of the Gas Transportation Agreement dated June 7, 2001 between eCORP Marketing and Tennessee (the "GTA"), including any extensions of such term, and all rights to extend the term of the GTA shall be exercisable by eCORP Marketing only at the direction of and with the prior written consent of NJRES, and (ii) recallable by eCORP Marketing on the terms specified in Section 2.6 below. NJRES agrees to satisfy and perform all of shipper's obligations (including without limitation payment obligations) under the replacement shipper firm service agreement as well as Tennessee's applicable FERC Gas Tariff with respect to such released capacity. *** NJRES agrees to and does hereby indemnify and hold harmless eCORP Marketing and its successors, assigns, officers, directors, agent and employees from and against any and all losses, damages, liabilities, injuries, costs and expenses (including without limitation attorneys' fees) due to or arising out of any breach of its obligations pursuant to this Section 2.5. eCORP Marketing agrees to and does hereby indemnify and hold harmless NJRES and its successors, assigns, officers, directors, agent and employees from and against any and all losses, damages, liabilities, injuries, costs and expenses (including without limitation attorneys' fees) due to or arising out of any breach of its obligations pursuant to this Section 2.5.

         2.6 Recall by eCORP Marketing of Released Tennessee Capacity. Upon any termination of this Agreement prior to March 31, 2012, eCORP Marketing shall have the right to recall the Released Tennessee Capacity upon the provision to NJRES of written notice given prior to the effective date of such termination. eCORP Marketing's recall of the Released

Tennessee Capacity shall be effective immediately upon expiration of the notice period specified in the preceding sentence, or at such other time as may be mutually agreed to by the parties and consistent with Tennessee's applicable FERC Gas Tariff then in effect; provided, however, that the effective date of the recall with respect to any portion of the Released Tennessee Capacity that is subject to a Controlled Transportation Capacity transaction shall be the day following the termination date of such transaction.

         2.7 Customer Payments. Any and all payments by customers with respect to Direct Transactions shall be paid by customers directly to CNYOG (in accordance with the Depositary and Trust Agreement among CNYOG, eCORP Marketing, Westdeutsche Landesbank Girozentrale, New York Branch ("West LB") and Wilmington Trust Company, dated as of January 9, 2002 (the "Senior Depositary Agreement")) except for payments as to Controlled Transportation Capacity which are subject to the payment mechanisms set forth in the FERC Gas Tariff of Tennessee. Any and all payments by customers with respect to Wholesale Trading Transactions shall be paid by customers to NJRES and NJRES shall account for and remit such payments to eCORP Marketing (in accordance with the terms of the Senior Depositary Agreement) within three business days of receipt to the extent net amounts are owed to eCORP Marketing as determined pursuant to Exhibit E. NJRES shall not be entitled to deduct any other amounts, including without limitation, payments due and owing to NJRES hereunder from the revenues it receives on behalf of eCORP Marketing with respect to Wholesale Trading Transactions.

                             ARTICLE 3: COMPENSATION

         3.1 Pre-Development Phase. The "Pre-Development Phase" of the Stagecoach Project is that period beginning with the initial site selection and/or the execution of an initial acquisition or storage development agreement, and continuing until the Stagecoach Project has been developed sufficiently to enable the filing of an application at the FERC seeking approval to construct or enhance storage. The Pre-Development Phase shall be deemed completed as of the date of the filing of such application. During the Pre-Development Phase, the services to be provided by NJRES shall be regarded as a part of NJRES' on-going business development. Therefore, NJRES will not be compensated for any expenses it incurs in connection with providing Pre-Development Phase services unless eCORP Marketing shall have agreed in writing to compensate NJRES for certain extraordinary expenses in advance of NJRES' incurring such expenses.

         3.2      Development and Commercial Operating Phase Compensation.

         (a) Definitions and Estimated Service Values. Following the completion of the Pre-Development Phase upon the filing by eCORP (or its affiliates) with FERC of an application for certificate of public convenience and necessity, the "Development Phase" will begin. Once the construction of the Stagecoach Project is completed as evidenced by written certification from CNYOG that the Stagecoach Project is ready for operation, the "Operating Phase" will begin. During both the Development Phase and the Operating Phase, the parties hereto agree that NJRES shall be entitled to compensation and expense reimbursement as provided in subsections (b), (c) and (d) below.

         (b) Expense Reimbursement. During the term of this Agreement eCORP Marketing will be obligated to reimburse NJRES for its reasonable and documented out-of-pocket expenses incurred in connection with its storage marketing activities. Such expenses will include, without limitation, airfare, hotels, telephone, car rentals, postage, overnight delivery services and printing. Absent the prior written consent of eCORP Marketing, eCORP Marketing's obligation to reimburse such expenses shall be limited to *** per calendar year. The parties hereto agree that NJRES may incur software expenses during the Development Phase and Operating Phase and that such expenses may be recovered by NJRES from eCORP Marketing by mutual agreement between NJRES and eCORP Marketing.

         (c) Software/Backroom Tool Expenses Fee. Commencing August 1, 2001 and continuing for the remaining term of this Agreement, eCORP Marketing will pay NJRES *** per month for providing Services hereunder, including software and backroom tools necessary to provide the Services.

         (d)      Revenue Sharing Incentive Payments.

                  In addition to the compensation set forth above, NJRES will receive incentive payments ("Revenue Sharing Incentive Payments") based on a "Revenue Pool" calculated for each Valuation Period (as hereinafter defined) as follows: (i) all revenues of eCORP Marketing generated through Permitted Transactions, (ii) revenue generated from transactions completed by CNYOG pursuant to its FERC Gas Tariff (except revenues paid to CNYOG pursuant to the storage services agreement contemplated by Precedent Agreement with eCORP Marketing, dated as of November 17, 1999), and (iii) revenue provided by NJRES pursuant to the provisions of Article 14 hereof, provided that each such transaction is in compliance with the Risk Management Procedures adopted pursuant to
                  Article 5 hereof; less (iv) transportation/storage variable fees (but not demand fees) with respect to Controlled Transportation Capacity and transportation/storage variable fees and demand fees with respect to all other pipeline transportation capacity; and less (v) the purchase price of the natural gas commodity necessary to generate such revenues which is purchased by or on behalf of eCORP Marketing.

                  The Revenue Sharing Incentive Payments for each Valuation Period shall be determined as follows:

                  ***


                  The annual period for calculating the Revenue Sharing Incentive Payments (the "Valuation Period") will be April 1 through March 31 of each year, beginning with April 1, 2002. The Revenue Sharing Incentive Payments shall be paid to NJRES no later than the May 25th following the last day of each applicable Valuation Period; provided, that, in the event any accrued revenue included in the applicable Revenue Pool has not been collected as of such date, NJRES shall defer its right to receive that portion of the Revenue Sharing Incentive Payment attributable thereto until such time as such accrued but uncollected revenue is collected. Any amounts not paid by the date due shall bear interest ***.

                  In the event that in any Valuation Period, NJRES is not paid a minimum of *** in Revenue Sharing Incentive Payments, the shortfall will bear interest at a rate equal to ***. This shortfall and interest must be paid in the following year in addition to the current year's incentive payment. In the event a Sale Event occurs, this shortfall and interest will be paid upon the closing of such sale as an accrued expense.

         (e) eCORP Marketing shall pay to NJRES a fee of *** per month. Any amounts not paid by the 25th day of the month shall bear interest ***.

         3.3 System Software. For system infrastructure eCORP Marketing will pay NJRES *** on September 1, 2000 and receive the Multi-Option Systems, Inc. ("MOSI") gas management system source code and any data that may be contained in such gas management system on behalf of eCORP Marketing. NJRES will provide a current copy of the source code and data each month thereafter by the tenth
(10th) day of the month. The MOSI source code and associated data furnished by NJRES to eCORP Marketing may be used only by eCORP Marketing and its affiliates. eCORP Marketing may not sell or transfer such intellectual property to a third party without the prior written consent of NJRES. In no event shall NJRES or MOSI, developer of the software system, be liable to eCORP for any direct, indirect, special, exemplary, incidental, punitive or consequential damages arising from the performance or nonperformance of the MOSI gas management system, including, but not limited to, lost profits, lost data, loss of the gas management system or any associated equipment or software, or cost of substitute facilities, equipment, software or services. NJRES shall have no obligation to provide any future upgrades or support of any kind with respect to the MOSI gas management system.

         3.4 Status of Payments. As of the date hereof, NJRES and eCORP Marketing stipulate and agree that as of the date of this Agreement there are no payments due and owing to NJRES pursuant to this Agreement, except with respect to payments required by Section 3.2(c) in the amount of ***.

         ***

            ARTICLE 4: AUTHORITY TO ENTER INTO NATURAL GAS SUPPLY AND
                          TRANSPORTATION ARRANGEMENTS

         Subject to the conditions and limitations set forth in the Risk Management Procedures, in order to conduct Wholesale Trading Transactions and the business of purchasing gas and/or arranging for and scheduling the transportation of natural gas for or on behalf of eCORP

Marketing or designated third-parties in connection with the services to be provided by NJRES under this Agreement, NJRES may be required from time-to-time to obligate eCORP Marketing to make certain payments for the supply of natural gas and related transportation services, or to otherwise bind eCORP. eCORP hereby gives NJRES, and NJRES hereby accepts, authority to act as eCORP's agent for the limited purpose of entering into Permitted Transactions (as such term is defined in the Risk Management Procedures) without the prior approval of eCORP Marketing, and committing eCORP Marketing accordingly; provided, however, that NJRES shall exercise such authority strictly in accordance with the Risk Management Procedures adopted in accordance with Article 5 below. eCORP Marketing will not be liable for or have any responsibility with respect to any transactions or commitments entered into by NJRES on behalf of eCORP Marketing in contravention of such Risk Management Procedures. In such event, NJRES agrees to indemnify, defend and hold eCORP Marketing harmless against all claims, actions, loss, damage, liabilities and expenses (including attorney's fees) arising from or as a result of NJRES's violation of said Risk Management Procedures; provided, however, that NJRES shall not be liable to eCORP Marketing for any penalties or costs imposed upon or losses incurred by eCORP Marketing as a result of any transaction wherein NJRES acted in good faith and within the Risk Management Procedures in all material respects with respect to such transaction.

                              ARTICLE 5: GUIDELINES

         NJRES and eCORP have mutually agreed upon certain guidelines with respect to the sale, use and trading of the Storage Capacity and Controlled Transportation Capacity and related services and the management of risks associated therewith which are set forth in Exhibit A (the "Risk Management Procedures"). In connection with its provision of Services to eCORP Marketing under this Agreement, NJRES will conduct and account for all business transactions related to the Storage Capacity pursuant to the Risk Management Procedures.

                               ARTICLE 6: RECORDS

         NJRES shall maintain and make available to eCORP Marketing complete and accurate accounts and records of all transactions conducted by it on behalf of eCORP Marketing. Such records shall include, but not be limited to, copies of all invoices, receipts, correspondence and reports relating to the Services or any other service provided by NJRES hereunder. All such records shall be maintained either in hard copy or such other acceptable medium by NJRES for a minimum period of five (5) years from the date of the respective transaction. Upon reasonable notice and during regular business hours, NJRES shall provide unrestricted access to all such records to eCORP Marketing or anyone authorized by eCORP Marketing including a representative of the Senior Lenders (as hereinafter defined).

                       ARTICLE 7: CONFIDENTIAL INFORMATION

         7.1      Non-Disclosure.

         (a) Neither party hereto (a "Receiving Party") shall permit any information which it receives, which is specifically and conspicuously identified by the other party (the

                  "Disclosing Party") as proprietary and confidential (by stamp, legend or otherwise) ("Confidential Information"), to be disclosed or communicated to any other entity which is not a party to this Agreement, without (i) the prior written consent of the Disclosing Party claiming the information as proprietary, or (ii) fulfilling such conditions as such party may describe; provided, however the Receiving Party may disclose such information to its counsel, accountants or other representative or to a potential lender, in which case the Receiving Party shall cause such person not to disclose the Confidential Information except to the extent permitted herein.

         (b) The restrictions set forth in Section 7.1(a) hereof shall apply to this Agreement and the terms and conditions thereof but shall not apply to information which (i) is contained in a publicly disclosed printed publication bearing a date prior to the date of this Agreement; (ii) becomes publicly known otherwise than through a wrongful act of the receiving party;
                  (iii) is in the possession of the receiving party prior to receipt from the disclosing party or is independently developed by the receiving party, provided that the person or persons developing same have not had access to such information; (iv) is rightfully obtained without restriction by the receiving party from a third party who has the right to make such disclosure; or (v) is released to anyone without restriction by the disclosing party.

         The receiving party shall not be liable for any inadvertent disclosures made in spite of using the same standard of care which it uses to protect its own proprietary or confidential information, provided that upon discovery of such disclosure or use, it shall promptly notify the disclosing party and shall immediately use its best efforts to prevent any further inadvertent disclosure or use.

         7.2 Regulatory Disclosure. If the receiving party is required by a federal, state or local governmental agency or a court of competent jurisdiction to disclose information which includes the disclosing party's confidential information, the receiving party shall notify the disclosing party of such required disclosure as soon as practicable prior to the time such disclosure is to be made in order to allow the disclosing party adequate time to prevent or restrict the disclosure of its confidential information. Except for the notification required by the preceding sentence, nothing herein shall require the receiving party to participate in or cooperate with the disclosing party to prevent disclosure.

                      ARTICLE 8: INDEMNIFICATION/LIABILITY

         8.1 Indemnification. NJRES hereby agrees to indemnify and defend eCORP Marketing, its officers, directors, partners, agents, and employees against all claims, loss, damage, expense and liability to third persons (including NJRES's own employees) arising out of, resulting from, based upon, or proximately caused by the negligent acts or willful misconduct of NJRES or anyone acting under its direction or control or in its behalf. Except as otherwise provided in Article 4 hereof, eCORP Marketing hereby agrees to indemnify and defend NJRES, its affiliates, officers, directors, partners, agents, and employees against all claims, loss, damage, expense and liability to third persons (including eCORP Marketing's own employees) incurred without NJRES's negligence or willful misconduct arising out of or in connection with the Stagecoach Project and/or the performance of NJRES's duties hereunder. Each party hereto shall furnish the other party with written notification (as soon as possible, but in no event later than ten (10) days prior to the time any response is required by law) after such party becomes aware of any event or circumstances, or the threat thereof, which might give rise to such indemnification. At the indemnified party's request, the indemnifying party shall defend any suit asserting a claim covered by this indemnity and shall pay all costs and expenses (including the cost of investigation and attorney's fees and expenses) that may be incurred in enforcing this indemnity. The indemnified party may, at its own expense, retain separate counsel and participate in the defense of any such suit or action.

         8.2 Limitation of Liability. In no event, including any event for which either party hereto has agreed to indemnify the other party, shall either party, or its affiliates, officers, agents, directors, partners or employees be liable to the other party, its affiliates, agents, officers, directors, partners or employees for incidental, special, indirect, punitive or consequential damages of an economic (e.g., lost profits) nature connected with or resulting from performance or non-performance of this Agreement. The indemnification obligations set forth in this Agreement shall survive the termination of this Agreement.

         8.3 Insurance. eCORP Marketing shall at all times maintain public liability insurance covering the Stagecoach Project and the activities contemplated by this Agreement which shall name NJRES as an additional insured. Such insurance shall be obtained from insurers reasonably acceptable to NJRES and shall provide for liability coverage in an amount appropriate for an undertaking of this nature, which amount shall be sufficient to prudently cover the liability risks of the Stagecoach Project and the activities contemplated by this Agreement, and which amount shall be mutually agreed to by the parties prior to the commencement of the Development Stage. Upon request of NJRES, eCORP Marketing shall provide to NJRES certificates of insurance evidencing such insurance.

                            ARTICLE 9: FORCE MAJEURE

         9.1 Force Majeure. The term "Force Majeure" as used herein means occurrences beyond the reasonable control of and without the fault or negligence of the party claiming Force Majeure, including but not limited to acts of God, strike or other labor dispute, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance, sabotage, acts of public enemy, change in law or applicable regulation subsequent to the date hereof and action or inaction by any federal, state or local legislative, executive, administrative or judicial agency or body which, in any of the foregoing cases, by exercise of due foresight such party could not reasonably have been expected to avoid, and which, by exercise of due diligence, it is unable to overcome.

         9.2 Performance. Except for the obligations of either party to make any required payments including, without limitation, obligations under this Agreement and payment for services previously performed, the Parties shall be excused from performing their respective obligations under this Agreement and shall not be liable in damages or otherwise if and to the extent that they are unable to so perform or are prevented from performing by a Force Majeure, provided that:

         (a) the non-performing party, as promptly as practicable after the occurrence of the Force Majeure, but in no event later than seven (7) days thereafter, gives the other party written notice describing the particulars of the occurrence;

         (b) the suspension of performance is of no greater scope and of no longer duration than is reasonably required by the Force Majeure;

         (c) the non-performing party uses its best efforts to remedy its inability to perform; and

         (d) as soon as the non-performing party is able to resume performance of its obligations excused as a result of the occurrence, it shall give prompt written notification thereof to the other party.

         9.3      Continued Force Majeure.

         (a) Either party may terminate this Agreement upon ten (10) days written notice if an event of Force Majeure hereunder prevents either party from substantial performance of its respective obligations hereunder for a period of six (6) consecutive months.

         (b) Upon termination of this Agreement as provided for in subsection (a) above, the parties shall have no further liability or obligation to each other except for (i) any obligation arising prior to the date of such termination and
                  (ii) payment of any and all amounts outstanding on the date the Force Majeure event occurred.

                            ARTICLE 10: CURTAILMENTS

         As set forth in Section 2.2 and Article 4 hereof, NJRES may, as agent for eCORP Marketing, make arrangements for daily supplies and/or transportation of natural gas in connection with Wholesale Trading Transactions. In the event an interstate pipeline company, local distribution company, supplier of natural gas, or other third-party reduces, curtails or interrupts the supply and/or transportation of such natural gas as contracted for by NJRES in its capacity as agent for eCORP Marketing, NJRES shall reasonably attempt to alleviate such reduction, curtailment or interruption. However, in no event shall NJRES be obligated to provide eCORP Marketing with such daily supplies and/or transportation. If such reduction, curtailment or interruption cannot be alleviated through NJRES's reasonable efforts, eCORP Marketing may directly pursue its recourse and remedies against any third party responsible for said matters.

                      ARTICLE 11: CONTRACTUAL RELATIONSHIP

         In performing the Services set forth herein, NJRES shall operate as and shall have the status of an independent contractor and, except as specifically set forth in Section 2.2 and Article 4 hereof or as may be agreed to by the parties, shall not act as or be an agent or employee of eCORP Marketing. The relationship between eCORP Marketing and NJRES, for purposes of this Agreement, shall be that of "customer" and "independent contractor." This Agreement shall not be construed to create a partnership or joint venture relationship between the parties.

                             ARTICLE 12: BUYOUT FEE

         eCORP Marketing may elect in its sole discretion to terminate this Agreement at any time during the term hereof by exercising a buyout right (the "Buyout Right") for a fee in the amount of *** (the "Buyout Fee"); provided, that the Buyout Fee shall be increased by the additional amount set forth below in the event eCORP Marketing exercises its recall rights under Section 2.6 above:

         ***

         eCORP Marketing may exercise the Buyout Right by providing written notice of termination to NJRES at least ninety (90) days prior to the end of any Valuation Period. Such termination shall be effective as of the end of such Valuation Period in which the notice is given. The Buyout Fee must be paid by eCORP Marketing to NJRES on or prior to the last day of such Valuation Period.

         Should eCORP Marketing exercise its Buyout Right and terminate this Agreement, NJRES will be entitled to receive all of its Revenue Sharing Incentive Payments and other compensation provided for in Article 3 which is earned during the Valuation Period in progress at the time the Buyout Right notice is given and all prior Valuation Periods. Upon the effectiveness of any termination pursuant to the Buyout Right, all of the rights and obligations of the parties hereunder will terminate, including pursuant to the provisions of
Article 14 hereof, except as otherwise provided herein.

         In addition to the foregoing, the Buyout Fee shall be payable to NJRES upon the closing of any Sale Event. Upon such closing, NJRES will be entitled to receive all of its Revenue Sharing Incentive Payments and other compensation provided for in Article 3 which is earned during the Valuation Period in progress at the time the Buyout Right notice is given through the end of such Valuation Period and all prior Valuation Periods. Upon such closing, all of the rights and obligations of the parties hereunder will terminate, including pursuant to the provisions of Article 14 hereof, except as otherwise provided herein.

         The Buyout Fee shall be due and payable upon termination of this Agreement; provided, however, that it shall be reduced by *** in the event of termination under Section 15.3 of this Agreement.

                         ARTICLE 13: BILLING AND PAYMENT

         13.1 Billing and Payment.

         (a) NJRES Invoice. As soon as practicable after the end of each month, NJRES shall invoice eCORP Marketing for all compensation due for the preceding month under Section 2.2 and
                  Article 3 of this Agreement. Such monthly invoice shall set forth the applicable monthly fixed compensation charge in accordance with Sections 3.2(c) hereof and any amounts due to NJRES pursuant to Sections 2.2 and 3.2(b). NJRES shall invoice eCORP Marketing separately as necessary with respect to compensation due to NJRES, if any, pursuant to Sections 3.2(d).

         (b) Payment. Payment of any invoice shall be made within ten (10) days of receipt thereof except in the event of a good faith dispute which shall be resolved pursuant to Article 17. Payment may be made by wire transfer. Except as otherwise provided herein, a late payment penalty shall accrue on any amounts not timely paid by eCORP Marketing at the rate of one percent (1%) per month from the date due until the date paid.

         13.2 Information. During the term of this Agreement and for a period of five (5) years thereafter, each party shall have the right, during business hours and upon reasonable notice, to examine the books, records and charts of the other party to the extent necessary to verify the accuracy of any statement, charge or computation made pursuant to this Agreement. If any such examination or other review or information reveals any inaccuracy in any prior invoice, necessary adjustments will be made, provided that no adjustments shall be made more than two (2) years after any such invoice was received. In addition, a party may set-off against future payments, any payments such party is entitled to receive as a result of adjustments to prior invoices.

                     ARTICLE 14: eCORP MARKETING PUT OPTION

         14.1 Gross Revenue Projection. On the last day of each calendar month and, in any event, no later than at least sixty (60) business days prior to the Expected Commercial Operation Date with respect to the Valuation Period beginning April 1, 2002, and by October 1 of each year as to the Valuation Period commencing on the following April 1 and as to all subsequent Valuation Periods, NJRES shall provide notice to eCORP Marketing of the value of all Direct Transactions and Wholesale Transactions (as defined in the Risk Management Procedures) then in effect which are to be taken into account in connection with the assessment of the projected Revenue Pool for the applicable Valuation Period. Such notice shall be in the format of Exhibit D ("Proposed Statement") attached hereto. Within five (5) business days of receipt of the Proposed Statement, eCORP Marketing shall provide, in writing, any comments with respect to accuracy of the Proposed Statement or confirm, in writing, that the Proposed Statement is acceptable. If agreed upon, the Proposed Statement will become the final statement of the projected Revenue Pool (the "Final Statement") for the purposes of this Article 14. If the parties are unable to agree on the Final Statement by such date, such dispute shall be resolved pursuant to Section
17.4. For purposes of this Section 14.1, there shall be included in the calculation of the projected Revenue Pool only those Wholesale Trading Transactions at the time of calculation the value of which are fixed and determined through the date of their liquidation and that will close in the applicable Valuation Period. For the purposes of this Section 14.1, the term "Expected Commercial Operation Date" shall mean March 31, 2002 or such later date on which commercial operations of the Stagecoach Project is expected to occur, as designated by eCORP Marketing in a written notice to NJRES. eCORP Marketing agrees in order for the Put Option to be effective for the following calendar month, eCORP Marketing must exercise such option no later than the 23rd day of the previous month. In no event will the Put Option be exercised in arrears.

         14.2 Put Option. Each right of eCORP Marketing to cause NJRES to purchase services under this Section 14.2 is referred to in this Agreement as a "Put Option."

         (a) If the amount set forth in the Final Statement for the Valuation Period beginning April 1, 2002 and ending March 31, 2003 (the "First Valuation Period"), is less than $18,000,000, as determined pursuant to Section 14.1 hereof, eCORP Marketing shall have the one-time right, exercisable on or before February 28, 2003, to cause NJRES to purchase for NJRES's own account and benefit available firm storage and transportation services at monthly prices defined in Exhibit B-1 so as to cause the amount of the projected Revenue Pool for such period to reach $18,000,000; provided, that, if eCORP Marketing does not exercise such Put Option in writing by May 30, 2002, (i) the monthly unit prices reflected in Exhibit B-2 will used in lieu of those set forth in Exhibit B-1 and (ii) such Exhibit B-2 monthly unit prices will be adjusted, only for the First Valuation Period, as provided in Exhibit B-6. If eCORP Marketing does not exercise such Put Option in writing by February 28, 2003, such Put Option shall be deemed waived only for the First Valuation Period.

         (b) If the amount set forth in the Final Statement for any Valuation Period after the First Valuation Period is less than $22,000,000, as determined pursuant to Section 14.1 hereof, eCORP Marketing shall have the right to cause NJRES to purchase for NJRES's own account and benefit available firm storage and transportation services at monthly prices defined in Exhibit B-2 so as to cause the amount of the projected Revenue Pool for such period to reach $22,000,000. If eCORP Marketing does not exercise its Put Option by the preceding November 30 with respect to all subsequent Valuation Periods after the First Valuation Period, the Put Option shall be deemed waived only for the next following Valuation Period.

         (c) Upon the receipt by NJRES of an Actual Performance Certificate from eCORP Marketing certifying working gas capacity for the Stagecoach Project equal to or greater than 9.0 Bcf but less than 10.0 Bcf, Exhibit B-2 hereto will be replaced by Exhibit B-3 hereto on the following November 30 for the following and all subsequent Valuation Periods. Upon the receipt by NJRES of an Actual Performance Certificate from eCORP Marketing certifying working gas capacity for the Stagecoach Project equal to or greater than 10.0 Bcf but less than 11 Bcf, Exhibit B-2 or B-3 hereto (as the case may be) will be replaced by Exhibit B-4 hereto on the following November 30 for the following and all subsequent Valuation Periods. Upon the receipt by NJRES of an Actual Performance Certificate from eCORP Marketing certifying working gas capacity for the Stagecoach Project equal to or greater than 11.0 Bcf, Exhibit B-2, B-3 or B-4 hereto (as the case may be) will be replaced by Exhibit B-5 hereto on the following November 30 for the following and all subsequent Valuation Periods. As used herein, the term "Senior Loan Agreement" shall mean that certain

                  Construction and Term Loan Agreement among CNYOG, eCORP Marketing, the Senior Lenders and the Administrative Agent, dated as of January 9, 2002 and the term "Senior Lenders" shall mean the lenders thereunder.

         14.3 Limitations. NJRES's obligations under this Article 14 shall not be construed as a guarantee of the amount of the Revenue Pool. In the event the Put Option is exercised with respect to a Valuation Period, NJRES shall be obligated only to purchase services at the applicable monthly prices defined in Exhibit B-1, B-2, B-3, B-4, B-5 or B-6 (as applicable) to the extent such services are reasonably available during such Valuation Period. In the event such services are not available because of a lack of storage capacity, lack of transportation services or other reasons so as to allow the Revenue Pool to reach the stated levels, the obligation of NJRES under this Article 14 shall be limited to the extent such services are available. In addition, in no event shall NJRES be required to purchase or pay for a service that is not deemed commercially operational by FERC and, in the event a service which is eligible for inclusion in the Revenue Pool is not deemed commercially operational by FERC, the obligation of NJRES under this Article 14 shall be adjusted accordingly. For purposes of Section 2(f) of the Original Sheet 100 of CYNOG's FERC Gas Tariff, eCORP Marketing shall be responsible for all base gas requirements of the Stagecoach Project with respect to the transaction to purchase services by which the Put Option is accomplished. In the event of any conflict between the provisions of this Section 14.3 and any other provisions of this Agreement, the provisions of this Section 14.3 shall control.

         14.4 Termination of Put Option. Commencing on the date which is three years after the date hereof, NJRES shall have the right upon no less than one year's notice to acquire the Senior Lenders' position under eCORP Marketing's Senior Loan Agreement from such Senior Lenders by satisfying in full all of the obligations of eCORP Marketing and CNYOG to such Senior Lenders to the reasonable satisfaction of such Senior Lenders. If NJRES acquires eCORP Marketing's Senior Loan Agreement, the provisions of this Article 14 shall terminate and NJRES's position thereunder shall be subordinate to the senior subordinated debt and preferred units issued pursuant to the Securities and Note Purchase Agreement between Stagecoach Holding and AIG Highstar Capital, L.P.

         14.5 Conditions Precedent.

         This Article 14 shall not become effective unless and until eCORP Marketing notifies NJRES in writing that:

         (a) Financing has been obtained by CNYOG for the completion of the construction of the Stagecoach Project so that it can be reasonably expected to become commercially operational before April 1, 2002; and

         (b) The Senior Lenders providing financing for the Stagecoach Project have approved this Agreement.

         If NJRES does not receive such written notice by 5:00 PM Central Time on February 1, 2002, that both of the above conditions have been met, then this
Article 14 shall be of no force or effect and the Agreement shall remain in full force and effect without this Article 14.

                               ARTICLE 15: DEFAULT

         15.1 Default. Upon the occurrence of an eCORP Marketing Default Event (as hereinafter defined) that continues beyond any applicable cure period, NJRES may, in its sole discretion and upon notice to eCORP Marketing, terminate either
(a) its obligations under Article 14 hereof or (b) this Agreement. Upon the occurrence of an NJRES Default Event (as hereinafter defined) that continues beyond any applicable cure period, eCORP Marketing may, in its sole discretion and upon notice to NJRES, terminate this Agreement. The parties hereto hereby retain any and all other remedies available at law or in equity.

         15.2 eCORP Marketing Default Event. As used in this Agreement, the term "eCORP Marketing Default Event" shall mean any of the following events:

         (a) if eCORP Marketing shall fail to comply with any provision of this Agreement or any other agreement to which NJRES and eCORP Marketing are parties, including the failure to make payments hereunder (except to the extent of a good faith dispute); provided, however, such failure to comply shall not constitute an eCORP Marketing Default Event if such failure is remedied within twenty (20) days of notice by NJRES of such failure; or

         (b) either of eCORP Marketing or CNYOG shall (i) execute an assignment for the benefit of its creditors, (ii) become or be adjudicated a bankrupt or insolvent, (iii) admit in writing its inability to pay its debts generally as they become due,
                  (iv) apply for or consent to the appointment of a conservator, receiver, trustee, or liquidator of it or of all or a substantial part of its assets, (v) file a voluntary petition seeking reorganization or an arrangement with creditors, or to take advantage of or seek any other relief under any applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect ("Debtor Relief Laws"),
                  (vi) file an answer admitting the material allegations of or consenting to, or default in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (vii) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof; or

         (c) (i) an order, judgment, or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of any of either eCORP Marketing or CNYOG or appointing a conservator, receiver, trustee, or liquidator of eCORP Marketing, CNYOG or Stagecoach or of all or any substantial part of any such company's assets, and such order, judgment, or decree is not permanently stayed or reversed within ninety (90) days after the entry thereof, or (ii) a petition is filed against eCORP Marketing, CNYOG or Stagecoach Holding seeking reorganization, an arrangement with creditors, or any other relief under any Debtor Relief Laws, and such petition is not discharged within ninety (90) days after the filing thereof.

         15.3 NJRES Default Event. As used in this Agreement, the term "NJRES Default Event" shall mean any of the following events:

         (a) if NJRES shall fail to comply with any provision of this Agreement or any other agreement to which NJRES and eCORP Marketing are parties, including the failure to make payments hereunder (except to the extent of a good faith dispute); provided, however, such failure to comply shall not constitute an NJRES Default Event if such failure is remedied within forty-five (45) days of notice by eCORP Marketing of such failure; or

         (b) either NJRES or NJRC shall (i) execute an assignment for the benefit of its creditors, (ii) become or be adjudicated a bankrupt or insolvent, (iii) admit in writing its inability to pay its debts generally as they become due, (iv) apply for or consent to the appointment of a conservator, receiver, trustee, or liquidator of it or of all or a substantial part of its assets, (v) file a voluntary petition seeking reorganization or an arrangement with creditors, or to take advantage of or seek any other relief under any Debtor Relief Laws, (vi) file an answer admitting the material allegations of or consenting to, or default in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (vii) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof; or

         (c) (i) an order, judgment, or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of NJRES or NJRC or appointing a conservator, receiver, trustee, or liquidator of NJRES or NJRC or of all or any substantial part of such company's assets, and such order, judgment, or decree is not permanently stayed or reversed within ninety (90) days after the entry thereof, or (ii) a petition is filed against NJRES or NJRC seeking reorganization, an arrangement with creditors, or any other relief under any Debtor Relief Laws, and such petition is not discharged within ninety (90) days after the filing thereof; or

         (d) (i) NJRES shall fail to deliver the NJRC Guaranty as contemplated by Section 2.3 above, (ii) a default by NJRC shall exist under the NJRC Guaranty and shall continue beyond any applicable cure period, or (iii) the NJRC Guaranty shall at any time cease to be in full force and effect or otherwise be unenforceable for any reason.

                              ARTICLE 16: PUBLICITY

         16.1 Releases. No publicity releases (including news releases and advertising) relating to this Agreement shall be issued by either party without the prior written approval of the other party, except as may be required by law.

         16.2 Articles. Neither party to this Agreement shall publish or release any technical paper, article, publication or announcement in connection with this Agreement, during or after the term of this Agreement, without the prior written approval of the other party.

                         ARTICLE 17: DISPUTE RESOLUTION

         17.1 Disputes. The parties shall use their best efforts to resolve any claim or dispute regarding any question of fact or law arising under this Agreement through good faith negotiations. If such dispute cannot be resolved through such good faith negotiations, the parties shall submit the dispute (except for disputes with respect to the Final Statement which shall be resolved pursuant to Section 17.4) for alternative dispute resolution in accordance with the Model Procedure for Mediation of Business Disputes as published by the CPR Institute for Dispute Resolution.

         17.2 Litigation. Notwithstanding anything contained herein to the contrary, if a claim or dispute (except for disputes with respect to the Final Statement which shall be resolved pursuant to Section 17.4) hereunder is not resolved pursuant to Section 17.1 within 90 days after the giving of a notice by either party of the claim or dispute, either party may, upon giving the other party at least ten (10) days prior written notice, initiate litigation regarding such matter by submitting such matter for decision by a court of competent jurisdiction.

         17.3 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NJRES AND ECORP MARKETING HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

         17.4 Disputes regarding Calculation of Projected Revenue. If the parties are unable to agree upon the Final Statement within fifteen (15) days of NJRES' issuance of the Proposed Statement, on or before such date, the parties shall mutually agree upon and appoint an expert (the "Expert") and such dispute shall be immediately referred to the Expert for resolution. The Expert shall promptly fix a time and a place in New York, New York, or another mutually acceptable location, for receiving information from the parties in connection with the dispute, make his or her sole decision only in relation to matters expressly referred to the Expert and issue a draft decision stating findings of fact, together with all necessary supporting information and documentation, to each party within twenty (20) days after the appointment of the Expert. Each party shall have five (5) days to submit to the Expert comments on the draft decision after its receipt thereof, and the Expert shall issue his or her final and binding determination in writing as soon as practicable, and in any case within thirty (30) days after the appointment of the Expert. The Expert shall have reasonable knowledge and experience with respect to gas storage facilities and the types of marketing and management services contemplated hereunder.

                               ARTICLE 18: GENERAL

         18.1 Obligations of the Parties. eCORP Marketing shall promptly furnish to NJRES all information concerning eCORP Marketing and the Stagecoach Project as may be reasonably requested by NJRES in connection with NJRES's performance of the Services. eCORP Marketing shall execute documents and take all other actions reasonably requested by NJRES in connection with the performance of the Services. NJRES shall promptly furnish to eCORP Marketing all information concerning NJRES as may be reasonably requested by eCORP Marketing in connection with NJRES's performance of the Services. Each of eCORP Marketing and NJRES shall promptly notify the other of the receipt of any material correspondence or notification from any regulatory body in connection with the performance of the Services.

         18.2 Notices. All notices and other communications given hereunder or in connection herewith shall be sent either (i) by registered or certified mail, return receipt requested, (ii) via a reputable nationwide overnight courier service; or (iii) via facsimile transmission, with a confirmation of receipt, in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered when received.

         If to eCORP Marketing:

                  eCORP Marketing, LLC
                  10,000 Memorial Drive
                  Suite 530
                  Houston, Texas  77024
                  Attention:  G. S. Clifton
                  Facsimile No. (713) 526-2363

         If to NJRES:

                  NJR Energy Services Company
                  1415 Wyckoff Road
                  Wall, New Jersey  07719
                  Attention:  Joseph P. Shields
                  Facsimile No. (732) 919-8118

         18.3 Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         18.4 Entire Agreement. This Agreement sets for the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

         18.5 Amendment. This Agreement may be amended only with the written consent of both parties hereto.

         18.6 Assignment. This Agreement may not be assigned by a party hereto without the written consent of the other party.

         18.7 Survival. The provisions of Articles 7, 8, 17, and 18 shall survive the termination of this Agreement.

         18.8 Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         18.9 Regulatory Matters. This Agreement shall be subject to all valid applicable federal, state and local laws and to the orders, rules and regulations of any duly constituted federal or state regulatory body or authority having jurisdiction. Should either party hereto, by force of any such law or regulation, be ordered or required to do any act inconsistent with the provisions of this Agreement or prohibited from performing any act required under this Agreement or should its performance under this Agreement become commercially impracticable as a result of such law or regulation, then the parties shall negotiate in good faith to reform this Agreement so as to give effect to the original intention of the parties. In the event that such reformation is not possible, then the affected party shall have the right to terminate this Agreement upon 10 days' written notice to the other party, which notice shall be given within 30 days after the party giving notice becomes aware of the facts or circumstances giving rise to this right to terminate. If the right to terminate is not exercised by either party, then the Agreement shall continue but shall be deemed modified to conform to the requirements of such law or regulation.

         18.10 Jurisdiction. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of NJRES and eCORP Marketing hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each of NJRES and eCORP Marketing irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each of NJRES and eCORP Marketing at its notice address provided pursuant to Section 18.2 hereof. Each of NJRES and eCORP Marketing hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of either party hereto or its designees to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first set forth above.

                                        eCORP MARKETING, LLC

                                        By:  /S/ JOHN F. THRASH
                                             Name:  John F. Thrash
                                             Title:  Manager

                                        NJR ENERGY SERVICES COMPANY

                                        By:  /S/ JOSEPH P. SHEILDS
                                             Name:     Joseph P. Sheilds
                                             Title:    Senior Vice President

                                    Exhibit A
                           Stagecoach Holding, L.L.C.
                           Risk Management Procedures




***

EXHIBIT B-1                                                               PAGE 1

Purchase Prices for described services - Year 1 April 1, 2002 - March 31, 2003


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
                           PRIMARY RECEIPT EAST AURORA
          PRIMARY DELIVERY VARIOUS ZONE 4 AND ZONE 5 POINTS (SEE TABLE)


          MAXIMUM      MAXIMUM                                             TGP LATERAL      TGP ZONE
           DAILY       STORAGE                                           TRANSPORTATION   4-5 DELIVERY
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE      TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)      QUANTITY
  (a)       (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)         (g) = (b)
  100        0            0              ***               0.00                ***            0.00
   90        0            0              ***               0.00                ***            0.00
   60        0            0              ***               0.00                ***            0.00
   30        0            0              ***               0.00                ***            0.00
   10        0            0              ***               0.00                ***            0.00
             0            0

            TGP ZONE
          4-5 DELIVERY
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)         (h)        ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100         ***                         0.00                       0.00             ***
   90         ***                         0.00                       0.00             ***
   60         ***                         0.00                       0.00             ***
   30         ***                         0.00                       0.00             ***
   10         ***                         0.00                       0.00             ***
                                                                    $   0

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP Zone 4-5 Delivery Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than MDQ due to TGP fuel retention

(h) TGP Zone 4-5 Delivery Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP. Contract description, Attachment B

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

EXHIBIT B-1 (CONTINUED)                                                   PAGE 2

Purchase Prices for described services - Year 1 April 1, 2002 - March 31, 2003

                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
               PRIMARY RECEIPT 319 - PRIMARY DELIVERY WHITE PLAINS

          MAXIMUM      MAXIMUM                                             TGP LATERAL
           DAILY       STORAGE                                           TRANSPORTATION     TGP 300 LINE
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE        TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)        QUANTITY
  (a)       (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)       (g) = (b) less (1)
  100         0            0             ***              0.00                 ***              0.00
   90       ***          ***             ***               ***                 ***               ***
   60         0            0             ***              0.00                 ***              0.00
   30         0            0             ***              0.00                 ***              0.00
   10         0            0             ***              0.00                 ***              0.00


            ***          ***                                                                     ***

                                   TOTAL STORAGE SERVICES SOLD


  100      0.00         0.00
   90       ***          ***
   60      0.00         0.00
   30      0.00         0.00
   10      0.00         0.00
            ***          ***             ***

          TGP 300 LINE
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)         (h)        ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100         ***                          0.00                      0.00             ***
   90         ***                           ***                       ***             ***
   60         ***                          0.00                      0.00             ***
   30         ***                          0.00                      0.00             ***
   10         ***                          0.00                      0.00             ***


                                                                      ***

Amounts entered in column (b) for purposes of this exhibit are illustrative to demonstrate the Put calculation mechanics. Actual Put calculations will based on actual amounts inserted in column (b).

EACH COMPONENT, COLUMN (a) THROUGH (k) AS DEFINED, CONSTITUTES THE ENTIRE 'PUT" SERVICE. IN NO EVENT MAY ONE COMPONENT BE 'PUT' TO NJRES WITHOUT THE ASSOCIATED COMPONENT FOR THAT PARTICULAR SERVICE ECORP MARKETING MUST CONSIDER OTHER 'REVENUE POOL' COMPONENTS AS DESCRIBED IN THE AGREEMENT WHEN DETERMINING THE SERVICES TO BE SOLD OR "PUT TO NJRES

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing (This price is only valid with TGP Lateral and 300 Line Transportation

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP 300 Line Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than (b) due to TGP tariff fuel retention rates.

(h) TGP 300 Line Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

(1)   is the TGP tariff fuel retention rate

Note: TGP is the Tennessee Gas Pipeline

EXHIBIT B-2                                                               PAGE 1

Purchase Prices for described services - Year 2 through 10 April 1, 2002 - March 31, 2012


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
                           PRIMARY RECEIPT EAST AURORA
          PRIMARY DELIVERY VARIOUS ZONE 4 AND ZONE 5 POINTS (SEE TABLE)


          MAXIMUM      MAXIMUM                                             TGP LATERAL      TGP ZONE
           DAILY       STORAGE                                           TRANSPORTATION   4-5 DELIVERY
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE      TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)      QUANTITY
  (a)       (b)    (a) * (b) = (c)        (d)      (c) * (d) * 12 = (e)        (f)          (g) = (b)
  100        0            0               ***              0.00                ***             0.00
   90        0            0               ***              0.00                ***             0.00
   60        0            0               ***              0.00                ***             0.00
   30        0            0               ***              0.00                ***             0.00
   10        0            0               ***              0.00                ***             0.00
             0            0

            TGP ZONE
          4-5 DELIVERY
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)          (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100          ***                       0.00                        0.00            ***
   90          ***                       0.00                        0.00            ***
   60          ***                       0.00                        0.00            ***
   30          ***                       0.00                        0.00            ***
   10          ***                       0.00                        0.00            ***
                                                                    $   0

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP Zone 4-5 Delivery Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than MDQ due to TGP fuel retention

(h) TGP Zone 4-5 Delivery Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP. Contract description, Attachment B

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

EXHIBIT B-2 (CONTINUED)                                                   PAGE 2

Purchase Prices for described services - Year 2 through 10 April 1, 2002 - March 31, 2012

                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
               PRIMARY RECEIPT 319 - PRIMARY DELIVERY WHITE PLAINS

          MAXIMUM      MAXIMUM                                             TGP LATERAL
           DAILY       STORAGE                                           TRANSPORTATION     TGP 300 LINE
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE        TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)        QUANTITY
  (a)       (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)       (g) = (b) less (1)

  100         0           0              ***                0.00               ***              0.00
   90       ***         ***              ***                 ***               ***               ***
   60         0           0              ***                0.00               ***              0.00
   30         0           0              ***                0.00               ***              0.00
   10         0           0              ***                0.00               ***              0.00


            ***         ***                                                                      ***

                                   TOTAL STORAGE SERVICES SOLD

  100      0.00        0.00
   90       ***         ***
   60      0.00        0.00
   30      0.00        0.00
   10      0.00        0.00
            ***         ***              ***

          TGP 300 LINE
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)          (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)

  100          ***                         0.00                      0.00             ***
   90          ***                          ***                       ***             ***
   60          ***                         0.00                      0.00             ***
   30          ***                         0.00                      0.00             ***
   10          ***                         0.00                      0.00             ***


                                                                      ***

Amounts entered in column (b) for purposes of this exhibit are illustrative to demonstrate the Put calculation mechanics. Actual Put calculations will based on actual amounts inserted in column (b).

EACH COMPONENT, COLUMN (a) THROUGH (k) AS DEFINED, CONSTITUTES THE ENTIRE 'PUT" SERVICE. IN NO EVENT MAY ONE COMPONENT BE 'PUT' TO NJRES WITHOUT THE ASSOCIATED COMPONENT FOR THAT PARTICULAR SERVICE ECORP MARKETING MUST CONSIDER OTHER 'REVENUE POOL' COMPONENTS AS DESCRIBED IN THE AGREEMENT WHEN DETERMINING THE SERVICES TO TO SOLD OR "PUT TO NJRES

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing (This price is only valid with TGP Lateral and 300 Line Transportation

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP 300 Line Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than (b) due to TGP tariff fuel retention rates.

(h) TGP 300 Line Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

(1)   is the TGP tariff fuel retention rate

Note: TGP is the Tennessee Gas Pipeline

EXHIBIT B-3                                                               PAGE 1

Purchase Prices for described services - Year 2 through 10 April 1, 2003 - March 31, 2012

TO BE USED IF TEST PROVES GREATER THAN 9 BCF BUT LESS THAN 10 BCF OF WORKING GAS


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
                           PRIMARY RECEIPT EAST AURORA
          PRIMARY DELIVERY VARIOUS ZONE 4 AND ZONE 5 POINTS (SEE TABLE)


          MAXIMUM      MAXIMUM                                             TGP LATERAL      TGP ZONE
           DAILY       STORAGE                                           TRANSPORTATION   4-5 DELIVERY
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE      TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)      QUANTITY
  (a)       (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)          (g) = (b)
  100        0            0              ***               0.00                ***             0.00
   90        0            0              ***               0.00                ***             0.00
   60        0            0              ***               0.00                ***             0.00
   30        0            0              ***               0.00                ***             0.00
   10        0            0              ***               0.00                ***             0.00
             0            0

            TGP ZONE
          4-5 DELIVERY
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)          (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100          ***                        0.00                       0.00            ***
   90          ***                        0.00                       0.00            ***
   60          ***                        0.00                       0.00            ***
   30          ***                        0.00                       0.00            ***
   10          ***                        0.00                       0.00            ***
                                                                    $   0

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP Zone 4-5 Delivery Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than MDQ due to TGP fuel retention

(h) TGP Zone 4-5 Delivery Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP. Contract description, Attachment B

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

EXHIBIT B-3 (CONTINUED)                                                   PAGE 2

Purchase Prices for described services - Year 2 through 10 April 1, 2003 - March 31, 2012

                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
               PRIMARY RECEIPT 319 - PRIMARY DELIVERY WHITE PLAINS

          MAXIMUM      MAXIMUM                                             TGP LATERAL
           DAILY       STORAGE                                           TRANSPORTATION     TGP 300 LINE
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE        TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)        QUANTITY
  (a)       (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)       (g) = (b) less (1)
  100       ***         ***              ***                ***                ***               ***
   90         0           0              ***               0.00                ***              0.00
   60         0           0              ***               0.00                ***              0.00
   30         0           0              ***               0.00                ***              0.00
   10         0           0              ***               0.00                ***              0.00


            ***         ***                                                                      ***


                                   TOTAL STORAGE SERVICES SOLD

  100       ***         ***
   90      0.00        0.00
   60      0.00        0.00
   30      0.00        0.00
   10      0.00        0.00
            ***         ***              ***

          TGP 300 LINE
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
  (a)          (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100          ***                        ***                         ***             ***
   90          ***                        $ --                       $ --             ***
   60          ***                        $ --                       $ --             ***
   30          ***                        $ --                       $ --             ***
   10          ***                        $ --                       $ --             ***


                                                                      ***

Amounts entered in column (b) for purposes of this exhibit are illustrative to demonstrate the Put calculation mechanics. Actual Put calculations will based on actual amounts inserted in column (b).

EACH COMPONENT, COLUMN (a) THROUGH (k) AS DEFINED, CONSTITUTES THE ENTIRE 'PUT" SERVICE. IN NO EVENT MAY ONE COMPONENT BE 'PUT' TO NJRES WITHOUT THE ASSOCIATED COMPONENT FOR THAT PARTICULAR SERVICE ECORP MARKETING MUST CONSIDER OTHER 'REVENUE POOL' COMPONENTS AS DESCRIBED IN THE AGREEMENT WHEN DETERMINING THE SERVICES TO TO SOLD OR "PUT TO NJRES

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing (This price is only valid with TGP Lateral and 300 Line Transportation

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP 300 Line Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than (b) due to TGP tariff fuel retention rates.

(h) TGP 300 Line Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

(1)   is the TGP tariff fuel retention rate

Note: TGP is the Tennessee Gas Pipeline

EXHIBIT B-4                                                               PAGE 1

Purchase Prices for described services - Year 2 through 10 April 1, 2003 - March 31, 2012

TO BE USED IF TEST PROVES GREATER THAN 10 BCF BUT LESS THAN 11 BCF OF WORKING
GAS


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
                           PRIMARY RECEIPT EAST AURORA
          PRIMARY DELIVERY VARIOUS ZONE 4 AND ZONE 5 POINTS (SEE TABLE)


          MAXIMUM      MAXIMUM                                             TGP LATERAL      TGP ZONE
           DAILY       STORAGE                                           TRANSPORTATION   4-5 DELIVERY
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE      TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)      QUANTITY
   (a)      (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)          (g) = (b)
  100       ***          ***             ***                ***                ***              ***
   90         0            0             ***               0.00                ***             0.00
   60         0            0             ***               0.00                ***             0.00
   30         0            0             ***               0.00                ***             0.00
   10         0            0             ***               0.00                ***             0.00
            ***          ***

            TGP ZONE
          4-5 DELIVERY
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
   (a)         (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100          ***                          ***                      ***              ***
   90          ***                         0.00                     0.00              ***
   60          ***                         0.00                     0.00              ***
   30          ***                         0.00                     0.00              ***
   10          ***                         0.00                     0.00              ***
                                                                     ***

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP Zone 4-5 Delivery Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than MDQ due to TGP fuel retention

(h) TGP Zone 4-5 Delivery Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP. Contract description, Attachment B

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

EXHIBIT B-4 (CONTINUED)                                                   PAGE 2

Purchase Prices for described services - Year 2 through 10 April 1, 2003 - March 31, 2012
                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
               PRIMARY RECEIPT 319 - PRIMARY DELIVERY WHITE PLAINS

          MAXIMUM      MAXIMUM                                             TGP LATERAL
           DAILY       STORAGE                                           TRANSPORTATION     TGP 300 LINE
DAYS OF  QUANTITY     QUANTITY      STORAGE PRICE      TOTAL ANNUAL           PRICE        TRANSPORTATION
SERVICE    (DTH)        (DTH)        /(DTH/MONTH)     STORAGE CREDIT      /(DTH/MONTH)        QUANTITY
   (a)      (b)    (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)       (g) = (b) less (1)
  100       ***          ***             ***               ***                 ***              ***
   90         0            0             ***               $ -                 ***             0.00
   60         0            0             ***               $ -                 ***             0.00
   30         0            0             ***               $ -                 ***             0.00
   10         0            0             ***               $ -                 ***             0.00


            ***          ***                                                                    ***

                                   TOTAL STORAGE SERVICES SOLD

  100       ***          ***
   90         -            -
   60         -            -
   30         -            -
   10         -            -
            ***          ***             ***

          TGP 300 LINE
         TRANSPORTATION
DAYS OF      PRICE                   TOTAL ANNUAL               TOTAL ANNUAL       ANNUAL $
SERVICE   /(DTH/MONTH)           TRANSPORTATION CREDIT             CREDIT           DTH/MSQ
   (a)         (h)       ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100          ***                          ***                      ***              ***
   90          ***                         $ --                     $ --              ***
   60          ***                         $ --                     $ --              ***
   30          ***                         $ --                     $ --              ***
   10          ***                         $ --                     $ --              ***


                                                                     ***

Amounts entered in column (b) for purposes of this exhibit are illustrative to demonstrate the Put calculation mechanics. Actual Put calculations will based on actual amounts inserted in column (b).

EACH COMPONENT, COLUMN (a) THROUGH (k) AS DEFINED, CONSTITUTES THE ENTIRE 'PUT" SERVICE. IN NO EVENT MAY ONE COMPONENT BE 'PUT' TO NJRES WITHOUT THE ASSOCIATED COMPONENT FOR THAT PARTICULAR SERVICE ECORP MARKETING MUST CONSIDER OTHER 'REVENUE POOL' COMPONENTS AS DESCRIBED IN THE AGREEMENT WHEN DETERMINING THE SERVICES TO TO SOLD OR "PUT TO NJRES

DEFINITIONS:

(a)   Number of days of storage service

(b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

(c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

(d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing (This price is only valid with TGP Lateral and 300 Line Transportation

(e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

(f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(g) TGP 300 Line Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than (b) due to TGP tariff fuel retention rates.

(h) TGP 300 Line Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

(i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

(j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

(k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

(1)   is the TGP tariff fuel retention rate

Note: TGP is the Tennessee Gas Pipeline

EXHIBIT B-5                                                               PAGE 1

PURCHASE PRICES FOR DESCRIBED SERVICES - YEAR 2 THROUGH 10
                                                  APRIL 1, 2003 - MARCH 31, 2012
TO BE USED IF TEST PROVES GREATER THAN 11 Bcf OF WORKING GAS


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
                           PRIMARY RECEIPT EAST AURORA
          PRIMARY DELIVERY VARIOUS ZONE 4 AND ZONE 5 POINTS (SEE TABLE)

                                                                                                          TGP ZONE 4-5
         MAXIMUM                                                           TGP LATERAL    TGP ZONE 4-5      DELIVERY
          DAILY        MAXIMUM                                           TRANSPORTATION     DELIVERY     TRANSPORTATION
DAYS OF  QUANTITY      STORAGE      STORAGE PRICE      TOTAL ANNUAL           PRICE      TRANSPORTATION       PRICE
SERVICE   (DTH)    QUANTITY (DTH)   /(DTH/MONTH)      STORAGE CREDIT      /(DTH/MONTH)      QUANTITY      /(DTH/MONTH)

  (a)      (b)     (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)        (f)          (g) = (b)          (h)
  100      ***           ***             ***                ***                ***             ***             ***
   90       0             0              ***               0.00                ***            0.00             ***
   60       0             0              ***               0.00                ***            0.00             ***
   30       0             0              ***               0.00                ***            0.00             ***
   10       0             0              ***               0.00                ***            0.00             ***
           ***           ***




DAYS OF                TOTAL ANNUAL             TOTAL ANNUAL       ANNUAL $
SERVICE            TRANSPORTATION CREDIT           CREDIT           DTH/MSQ

  (a)    ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)
  100                              ***               ***              ***
   90                             0.00               $ -              ***
   60                             0.00               $ -              ***
   30                             0.00               $ -              ***
   10                             0.00               $ -              ***
                                                     ***

DEFINITIONS:

     (a)  Number of days of storage service

     (b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

     (c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

     (d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing

     (e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

     (f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

     (g) TGP Zone 4-5 Delivery Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than MDQ due to TGP fuel retention

     (h) TGP Zone 4-5 Delivery Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP. Contract description, Attachment B

     (i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

     (j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

     (k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

EXHIBIT B-5 (CONTINUED)                                                   PAGE 2

Purchase Prices for described services - Year 2 through 10
                                                  April 1, 2003 - March 31, 2012


                                 STORAGE SERVICE
                      WITH TENNESSEE GAS PIPELINE CAPACITY
               PRIMARY RECEIPT 319 - PRIMARY DELIVERY WHITE PLAINS

         MAXIMUM                                                          TGP LATERAL                         TGP 300 LINE
          DAILY        MAXIMUM                                           TRANSPORTATION     TGP 300 LINE     TRANSPORTATION
DAYS OF  QUANTITY      STORAGE      STORAGE PRICE      TOTAL ANNUAL          PRICE         TRANSPORTATION        PRICE
SERVICE   (DTH)     QUANTITY (DTH)  /(DTH/MONTH)      STORAGE CREDIT      /(DTH/MONTH)        QUANTITY        /(DTH/MONTH)
  (a)      (b)     (a) * (b) = (c)       (d)       (c) * (d) * 12 = (e)       (f)        (g) = (b) less (1)       (h)

  100      ***           ***             ***                 ***              ***               ***               ***
   90       0             0              ***              $ 0.01              ***                0                ***
   60       0             0              ***              $ 0.01              ***                0                ***
   30       0             0              ***              $ 0.00              ***                0                ***
   10       0             0              ***              $ 0.00              ***                0                ***





                         ***             ***                                                    ***

                           TOTAL STORAGE SERVICES SOLD

     100                    ***                   ***
      90                      0                     0
      60                      0                     0
      30                      0                     0
      10                      0                     0
                            ***                   ***                        ***



DAYS OF              TOTAL ANNUAL                TOTAL ANNUAL       ANNUAL $
SERVICE          TRANSPORTATION CREDIT              CREDIT          DTH/MSQ
  (a)    ((b) * (f)) + ((g) * (h)) * 12 = (i)  (e) + (i) = (j)  (j) / (c) = (k)

  100                      ***                        ***             ***
   90                   $ 0.01                     $ 0.02             ***
   60                   $ 0.01                     $ 0.02             ***
   30                   $ 0.01                     $ 0.01             ***
   10                   $ 0.01                     $ 0.01             ***






                                                      ***

Amounts entered in column (b) for purposes of this exhibit are illustrative to demonstrate the Put calculation mechanics. Actual Put calculations will based on actual amounts inserted in column (b).

EACH COMPONENT, COLUMN (a) THROUGH (k) AS DEFINED, CONSTITUTES THE ENTIRE 'PUT" SERVICE. IN NO EVENT MAY ONE COMPONENT BE 'PUT' TO NJRES WITHOUT THE ASSOCIATED COMPONENT FOR THAT PARTICULAR SERVICE eCORP MARKETING MUST CONSIDER OTHER 'REVENUE POOL' COMPONENTS AS DESCRIBED IN THE AGREEMENT WHEN DETERMINING THE SERVICES TO TO SOLD OR "PUT TO NJRES

DEFINITIONS:

     (a)  Number of days of storage service

     (b) Maximum Daily Quantity, MDQ, is the withdrawal capability from the field and a like amount of Tennessee Gas Pipeline Transportation

     (c) Maximum Storage Quantity, MSQ, is the number of Days of Service multiplied by MDQ

     (d) Storage Price is the total unit price per Dth of MSQ paid each month by NJRES to CNYOG and credited to eCORP Marketing (This price is only valid with TGP Lateral and 300 Line Transportation

     (e) Total Annual Storage Credit is the dollars paid by NJRES to CNYOG for the Stagecoach Storage Service which is credited to the eCORP Marketing invoice by CNYOG

     (f) TGP Lateral Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

     (g) TGP 300 Line Transportation Quantity, is the amount of transportation released on the Tennessee Electronic Bulletin Board. This volume is less than (b) due to TGP tariff fuel retention rates.

     (h) TGP 300 Line Transportation Price is the price per Dth, per Month, paid by NJRES to TGP and credited to the eCORP Marketing invoice by TGP

     (i) Total Annual Transportation Credit is the dollars paid by NJRES to TGP and credited to eCORP Marketing for the Tennessee Transportation Service

     (j) Total Annual Credit is the dollars paid by NJRES to CNYOG and TGP for the Storage and Transportation Services and subsequently credited to the eCORP Marketing TGP and CNYOG invoices

     (k) Total $ Dth/ MSQ is the annual dollars paid by NJRES for both Storage and Transportation Services divided by Maximum Storage Quantity

     (1)  is the TGP tariff fuel retention rate

     Note: TGP is the Tennessee Gas Pipeline

                                   Exhibit B-6

***

                                    EXHIBIT C

                               GUARANTY AGREEMENT

         This Guaranty Agreement (this "Guaranty") is made as of the 9th day of January, 2002, between eCORP MARKETING, LLC, a Delaware limited liability company ("COMPANY"), and NEW JERSEY RESOURCES CORPORATION, a New Jersey corporation ("GUARANTOR").

                              W I T N E S S E T H:

         WHEREAS, Company and NJR ENERGY SERVICES COMPANY ("NJRES"), a wholly-owned subsidiary of Guarantor, have entered or will enter into (i) Amended and Restated Natural Gas Storage Marketing and Management Agreement between Company and NJRES, dated as of January 9, 2002, (the "M&M Agreement");
(ii) the Transportation Capacity Release Agreement between CNYOG, Company and NJRES, dated as of January 9, 2002, (the "Transportation Capacity Release");
(iii) Base Gas Lease Agreement between CNYOG and NJRES, dated as of January 9, 2002, (the "Base Gas Agreement"); and (iv) a certain letter agreement between CNYOG, Company and NJRES, dated as of January 9, 2002 regarding the M & M Agreement (the "Letter Agreement") (such agreements, as the same from time to time may be modified, amended and supplemented, shall be referred to herein as the "AGREEMENTS").

         NOW THEREFORE, in order to induce Company to enter into Agreements, Guarantor hereby covenants and agrees as follows:

         1. Guaranty. Subject to the provisions hereof, including, without limitation, Sections 6 and 16 below, Guarantor hereby irrevocably, absolutely and unconditionally guarantees, as a primary obligor and not merely as a surety, the timely payment and performance of all obligations of NJRES (the "NJRES OBLIGATIONS") to Company under the Agreements. This Guaranty is a guaranty of performance when due and not of collection. To the extent that NJRES shall fail in the payment or performance of any NJRES Obligation upon Company's compliance with Section 3, Guarantor shall honor such NJRES Obligation to the extent of such failure. The liability of Guarantor under this Guaranty shall be subject to the terms and conditions herein set forth.

         2. Amendment: No renewal, extension, amendment, waiver, or modification of or addition or supplement to or deletion from any of the terms of the Agreements to which NJRES is a party or otherwise caused to occur or permitted to exist shall release or limit Guarantor's liability hereunder, and every such change is hereby in every respect consented to by Guarantor.

         3. Demands and Notice. Company shall make a demand (herein referred to as a "PERFORMANCE DEMAND") upon Guarantor if at any time NJRES defaults under the Agreements and continues to fail or refuse to cure such default in performance for a period of fifteen (15) days, and Company has elected to enforce its rights under this Guaranty. A Performance Demand shall be in writing and shall reasonably and briefly specify the NJRES Obligation(s) which Company is calling upon Guarantor to perform and the nature of NJRES's breach. A Performance Demand in the foregoing form shall be deemed sufficient notice to Guarantor that it must perform or cause to be performed the NJRES Obligation(s). Guarantor shall also pay, within fifteen (15) days of Guarantor's receipt of a Performance Demand, all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be incurred by Company in enforcing any rights with respect to, or collecting against Guarantor under, this Guaranty (as set forth in reasonable detail in the Performance Demand); provided, that Guarantor shall not be liable for any such expenses if no payment or performance under any of the Agreements is due or determined to be due.

         4. Setoffs and Counterclaims. Guarantor reserves to itself all rights, setoffs, counterclaims and other defenses which NJRES is or may be entitled to arising from or out of the Agreements, except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of NJRES. If any payment of the guaranteed obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of NJRES or a similar proceeding or circumstance, the Guarantor's obligations hereunder with respect to such payment or payments shall be reinstated as though such payment had not been made.

         5. Notices. Any Performance Demand, notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

                  To Company:       eCORP Marketing, LLC
                                    10,000 Memorial Drive
                                    Suite 530
                                    Houston, Texas  77024
                                    Attention:  G.S. Clifton
                                    Facsimile No:  (713) 526-2363
                                    Phone No.:  (713) 882-2288

                  To Guarantor:     New Jersey Resources Corporation
                                    1415 Wyckoff Road
                                    P.O. Box 1464
                                    Wall, New Jersey  07719
                                    Attention:  Allan Denninger
                                    Phone No.:    (732) 938-7891
                                    Fax No.:      (732) 938-7547

         Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

         6. Limitation. Notwithstanding any contrary provision of this Guaranty or of the Agreement, Guarantor's maximum liability to Company under this Guaranty (the "Guaranty Cap") shall be equal to (a) $18,000,000 for the period from April 1, 2002 to and including March

31, 2003 and (b) $22,000,000 for each annual period thereafter from April 1, 2003 to and including March 31, 2012.

         7. Amendment of Guaranty. No term or provision of this Guaranty shall be amended, modified, altered, supplemented or terminated except in a writing signed by the parties hereto.

         8. Waivers. Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand concerning the liabilities of Guarantor, except as expressly hereinabove set forth; and (c) any right to require that any action or proceeding be brought against NJRES or any other person, or to require that Company seek enforcement of any performance against NJRES or any other person, prior to any action against Guarantor under the terms hereof. No delay of Company in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any obligations hereunder. Guarantor hereby acknowledges receipt of a copy of each of the Agreements.

         9. Assignment. This Guaranty shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Company. The Guarantor shall not assign its obligations under this Guaranty without Company's prior written consent, which consent shall not be unreasonably withheld.

         10. Covenants. At all times during which this Guaranty is in effect, Guarantor shall comply with the following financial covenants:

         (i) Leverage Ratio. At no time shall Guarantor's ratio of Consolidated Total Indebtedness to Consolidated Capitalization exceed 0.67:1.00;

         (ii) Interest Coverage. At no time shall the ratio of Guarantor's Consolidated EBITDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to the Guarantor's Consolidated Interest Expense for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, be less than 2.25 to 1.0; and

         (iii) Asset Dispositions. Guarantor shall not, nor shall it permit any Subsidiary to, transfer or dispose of in a single transaction or series of related transactions assets within net book value in excess of $250,000,000.

         As used herein, the defined terms "Consolidated Total Indebtedness", "Consolidated Capitalization", "Consolidated EBITDA", "Consolidated Interest Expense", "Fiscal Quarter", and "Subsidiary" shall have the meaning assigned to such terms as of the date hereof in that certain Credit Agreement dated as of January 5, 2001 (the "Credit Agreement") by and among the Guarantor, PNC Bank, National Association, as Administrative Agent, Summit Bank, as Syndication Agent, and the other agents and lenders listed therein, and said defined terms (and each of the defined terms used in said defined terms) shall be incorporated by references as if fully stated herein. In the event of a failure by Guarantor to comply with financial covenants set forth in clauses (i) and (ii) above or the public announcement of a transfer or disposition described in clause (iii) above, the sole remedy of Company shall be the right of Company to require that Guarantor arrange for the issuance of an Acceptable Letter of Credit (as defined below) in a stated amount of $18,000,000 should such requirement be imposed on or before March 31, 2003 and $22,000,000 thereafter, as soon as practicable but in any event within thirty (30) days of receipt of a written demand by Company for the same. Any such Acceptable Letter of Credit shall permit drawings thereunder solely by Company and for the account of Guarantor upon the presentation of a certification to the issuing bank (with a copy to Guarantor) stating that a Performance Demand has been validly presented hereunder and Guarantor has failed to honor such demand within fifteen (15) days after such presentation. In no event shall Company be permitted to make a demand under such Acceptable Letter of Credit in an amount in excess of the limitations set forth in Section 6.

         As used herein, an "Acceptable Letter of Credit" shall mean a clean irrevocable standby letter of credit with a term of three hundred and sixty five
(365) days, and containing automatic annual renewal provisions, issued by a domestic commercial banking institution organized or chartered under the laws of the United States (or any State thereof) that has a senior unsecured non-credit enhanced debt rating of at least "A" by Standard and Poor's, a division of The McGraw-Hill Companies, Inc., or "A2" by Moody's Investment Services, Inc. (the "LOC Issuer"). The Acceptable Letter of Credit will provide that the LOC Issuer will provide notice to Company with a copy to NJRES not earlier than forty-five
(45) days and not later than thirty (30) days prior to the expiry date of the Acceptable LOC as to whether or not the Acceptable LOC will be reissued for an additional three hundred and sixty five (365) days in a stated amount of $22,000,000 (an "Acceptable Extension"). Upon a notice from the LOC Issuer that it will not be issuing an Acceptable Extension (or Guarantor has not otherwise arranged for the issuance of a replacement Acceptable Letter of Credit in a stated amount of $22,000,000), then eCORP Marketing will draw on the Acceptable Letter of Credit and the proceeds thereof will be deposited under an escrow arrangement reasonably satisfactory to Guarantor and Company, which shall permit releases therefrom solely in the following circumstances (i) a Performance Demand has been validly presented thereunder and Guarantor has failed to honor such demand within fifteen (15) days after such presentation, in which case the amount so demanded shall be released to a Company or (ii) (A) Guarantor has arranged for a replacement Acceptable Letter of Credit in a stated amount of $22,000,000, (B) this Guaranty shall have terminated in accordance with Section 16 below, or (C) NJRES shall have effectively terminated its obligations under
Section 14.4 of the M&M Agreement, in each such case the entire amount held in such escrow account shall be released to Guarantor.

         11. Entire Agreement. This Guaranty embodies the entire agreement and understanding between Guarantor and Company and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for purposes of reference only, and shall not affect the meaning hereof.

         12. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY CONFLICT-OF-LAW RULES WHICH WOULD DIRECT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

         13. WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

         14. Submission to Jurisdiction. Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid court from any appeal thereof. Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at its notice address provided pursuant to Section 5. Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         15. Counterparts. This Guaranty may be executed in a number of counterparts, each of which, when executed, shall be deemed an original.

         16. Termination. This Guaranty shall terminate and be of no further force and effect as of the earlier to occur of (i) the termination of all of the Agreements and (ii) March 31, 2012, and Guarantor shall have no further obligation thereunder unless a Performance Demand has been delivered to Guarantor prior to that termination, and then only to the extent of the performance so demanded. Upon termination of this Guaranty pursuant to this
Section 16 or otherwise, any letter of credit issued pursuant to Section 10 above will be returned for cancellation.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be signed by their respective duly authorized representatives on the day and year first above written.

By execution, signer certifies that signer is authorized to execute this Agreement on behalf of company:

eCORP MARKETING, LLC


----------------------------------------------------------
                  (Authorized Signature)


                   John F. Thrash
----------------------------------------------------------
                   (Print or Type Name)


                   Manager
----------------------------------------------------------
                          (Title)



By execution, signer certifies that signer is authorized to execute this Agreement on behalf of company:

NEW JERSEY RESOURCES CORPORATION

----------------------------------------------------------
                  (Authorized Signature)

                    Glenn C. Lockwood
----------------------------------------------------------
                   (Print or Type Name)

     Senior Vice President and Chief Financial Officer
----------------------------------------------------------
                          (Title)

EXHIBIT D


                       -------------------------------------------------------------------------------------------------------------
                       CONTRACT TERM                           STORAGE                                           TGPL LATERAL
                       -------------           ------------------------------------------------           --------------------------
                                                                     PRICE/MONTH     ANNUAL               PRICE/MONTH      ANNUAL
CUSTOMER               START     END           DAYS  MDWQ  CAPACITY     (Dth)     STORAGE VALUE              (Dth)     LATERAL VALUE
------------------------------------------------------------------------------------------------------------------------------------





                       -------------------------------------------------------------------------------------------------------------
                           TGPL 300 LINE TRANSPORTATION             TGPL ZONE 4-5 TRANSPORT            SPREADS       TOTAL
                       -------------------------------------   ----------------------------------   -------------    ANNUAL
                                 PRICE/MONTH      ANNUAL                 PRICE/MONTH     ANNUAL      UNIT  ANNUAL   CONTRACT   UNIT
CUSTOMER               QUANTITY     (Dth)     300 LINE VALUE   QUANTITY     (Dth)     Z 4-5 VALUE   VALUE   VALUE     VALUE    PRICE
------------------------------------------------------------------------------------------------------------------------------------



       ----------------------------------------------------------------------------------------------------
                            APR-02                                             MAY-02
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL     Monthly               MDWQ      TGPL       TGPL
       Contract  Storage   Storage   300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery    Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -        -         -          -        -          $ -        -         -         -         -
         $ -        -         -          -        -          $ -        -         -         -         -
         $ -        -         -          -        -          $ -        -         -         -         -
         $ -        -         -          -        -          $ -        -         -         -         -
                                                                        -
         $ -        -         -          -        -          $ -        -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -        -         -          -        -          $ -        -         -         -         -
===========================================================================================================


       -------------------------------------------------
                            JUN-02
       -------------------------------------------------
        Monthly              MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
          $ -        -         -         -         -
          $ -        -         -         -         -
          $ -        -         -         -         -
          $ -        -         -         -         -
                     -
          $ -        -         -         -         -

       -------------------------------------------------
TOTAL     $ -        -         -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                            JUL-02                                            AUG-02
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL      TGPL
       Contract  Storage    Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery  Delivery
       ----------------------------------------------------------------------------------------------------
          $ -       -          -         -          -       $ -         -        -         -          -
          $ -       -          -         -          -       $ -         -        -         -          -
          $ -       -          -         -          -       $ -         -        -         -          -
          $ -       -          -         -          -       $ -         -        -         -          -
                    -                                                   -
          $ -       -          -         -          -       $ -         -        -         -          -

       ----------------------------------------------------------------------------------------------------
TOTAL     $ -       -          -         -          -       $ -         -        -         -          -
===========================================================================================================

       -------------------------------------------------
                             SEP-02
       -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery
       -------------------------------------------------
          $ -        -         -         -        -
          $ -        -         -         -        -
          $ -        -         -         -        -
          $ -        -         -         -        -
                     -
          $ -        -         -         -        -

       -------------------------------------------------
TOTAL     $ -        -         -         -        -
========================================================

       ----------------------------------------------------------------------------------------------------
                            OCT-02                                             NOV-02
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL      Monthly              MDWQ      TGPL      TGPL
       Contract   Storage   Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery     Value   Capacity  Delivery  Delivery  Delivery
       ----------------------------------------------------------------------------------------------------
          $ -        -         -         -        -          $ -        -         -         -        -
          $ -        -         -         -        -          $ -        -         -         -        -
          $ -        -         -         -        -          $ -        -         -         -        -
          $ -        -         -         -        -          $ -        -         -         -        -
                     -                                                  -
          $ -        -         -         -        -          $ -        -         -         -        -

       ----------------------------------------------------------------------------------------------------
TOTAL     $ -        -         -         -        -          $ -        -         -         -        -
===========================================================================================================

       -------------------------------------------------
                            DEC-02
       -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery
       -------------------------------------------------
          $ -        -        -         -          -
          $ -        -        -         -          -
          $ -        -        -         -          -
          $ -        -        -         -          -
                     -
          $ -        -        -         -          -

       -------------------------------------------------
TOTAL     $ -        -        -         -          -
========================================================

       ----------------------------------------------------------------------------------------------------
                            JAN-03                                             FEB-03
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4  Contract   Storage  Storage   300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -         -        -         -          -        $ -         -         -         -         -
         $ -         -        -         -          -        $ -         -         -         -         -
         $ -         -        -         -          -        $ -         -         -         -         -
         $ -         -        -         -          -        $ -         -         -         -         -
                     -                                                  -
         $ -         -        -         -          -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -         -        -         -          -        $ -         -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            MAR-03
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
                     -
         $ -         -         -         -         -

       -------------------------------------------------
TOTAL    $ -         -         -         -         -
========================================================

       -------------------------------------------------
                      FISCAL YEAR 2002
       -------------------------------------------------
        Total                MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
          $ -         -        -         -         -
          $ -         -        -         -         -
          $ -         -        -         -         -
          $ -         -        -         -         -
                      -
          $ -         -        -         -         -

       -------------------------------------------------
TOTAL     $ -         -        -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                             APR-03                                           MAY-03
       -------------------------------------------------  -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
                       -                                                -
         $ -           -       -         -         -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -           -       -         -         -        $ -         -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            JUN-03
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
                     -
         $ -         -         -         -         -

       -------------------------------------------------
TOTAL    $ -         -         -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                            JUL-03                                             AUG-03
       -------------------------------------------------  -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4  Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
                       -                                                -
         $ -           -       -         -         -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -           -       -         -         -        $ -         -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            SEP-03
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
                     -
         $ -         -         -         -         -

       -------------------------------------------------
TOTAL    $ -         -         -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                           OCT-03                                               NOV-03
       -------------------------------------------------  -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL      TGPL
       Contract   Storage  Storage   300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery  Delivery
       ----------------------------------------------------------------------------------------------------
         $ -        -         -         -           -       $ -         -         -         -        -
         $ -        -         -         -           -       $ -         -         -         -        -
         $ -        -         -         -           -       $ -         -         -         -        -
         $ -        -         -         -           -       $ -         -         -         -        -
                    -                                                   -
         $ -        -         -         -           -       $ -         -         -         -        -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -        -         -         -           -       $ -         -         -         -        -
===========================================================================================================

       -------------------------------------------------
                             DEC-03
       -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery
       -------------------------------------------------
          $ -        -         -         -        -
          $ -        -         -         -        -
          $ -        -         -         -        -
          $ -        -         -         -        -
                     -
          $ -        -         -         -        -

       -------------------------------------------------
TOTAL     $ -        -         -         -        -
========================================================

       ----------------------------------------------------------------------------------------------------
                             JAN-04                                             FEB-04
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
          $ -        -         -         -         -        $ -         -         -         -         -
          $ -        -         -         -         -        $ -         -         -         -         -
          $ -        -         -         -         -        $ -         -         -         -         -
          $ -        -         -         -         -        $ -         -         -         -         -
                     -                                                  -
          $ -        -         -         -         -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL     $ -        -         -         -         -        $ -         -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            MAR-04
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
                     -
         $ -         -         -         -         -

       -------------------------------------------------
TOTAL    $ -         -         -         -         -
========================================================

       -------------------------------------------------
                        FISCAL YEAR 2003
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
          $ -        -         -         -         -
          $ -        -         -         -         -
          $ -        -         -         -         -
          $ -        -         -         -         -
                     -
          $ -        -         -         -         -

       -------------------------------------------------
TOTAL     $ -        -         -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                            APR-04                                             MAY-04
       -------------------------------------------------  -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage  Storage   300-Line  Other Z 4  Contract   Storage  Storage   300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
         $ -           -       -         -         -        $ -         -         -         -         -
                       -                                                -
         $ -           -       -         -         -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -           -       -         -         -        $ -         -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            JUN-04
       -------------------------------------------------
       Monthly               MDWQ      TGPL      TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery  Delivery
       -------------------------------------------------
         $ -         -         -         -        -
         $ -         -         -         -        -
         $ -         -         -         -        -
         $ -         -         -         -        -
                     -
         $ -         -         -         -        -

       -------------------------------------------------
TOTAL    $ -         -         -         -        -
========================================================

       ----------------------------------------------------------------------------------------------------
                            JUL-04                                             AUG-04
       -------------------------------------------------  -------------------------------------------------
        Monthly              MDWQ      TGPL      TGPL      Monthly              MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
         Value   Capacity  Delivery  Delivery  Delivery     Value   Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
          $ -        -         -         -        -          $ -        -         -         -         -
          $ -        -         -         -        -          $ -        -         -         -         -
          $ -        -         -         -        -          $ -        -         -         -         -
          $ -        -         -         -        -          $ -        -         -         -         -
                     -                                                  -
          $ -        -         -         -        -          $ -        -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL     $ -        -         -         -        -          $ -        -         -         -         -
===========================================================================================================

       -------------------------------------------------
                            SEP-04
       -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery
       -------------------------------------------------
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
         $ -         -         -         -         -
                     -
         $ -         -         -         -         -

       -------------------------------------------------
TOTAL    $ -         -         -         -         -
========================================================

       ----------------------------------------------------------------------------------------------------
                             OCT-04                                            NOV-04
       -------------------------------------------------  -------------------------------------------------
       Monthly               MDWQ      TGPL       TGPL    Monthly               MDWQ      TGPL       TGPL
       Contract   Storage   Storage  300-Line  Other Z 4  Contract   Storage   Storage  300-Line  Other Z 4
        Value    Capacity  Delivery  Delivery   Delivery   Value    Capacity  Delivery  Delivery   Delivery
       ----------------------------------------------------------------------------------------------------
         $ -         -         -         -         -        $ -         -         -         -         -
         $ -         -         -         -         -        $ -         -         -         -         -
         $ -         -         -         -         -        $ -         -         -         -         -
         $ -         -         -         -         -        $ -         -         -         -         -
                     -                                                  -
         $ -         -         -         -         -        $ -         -         -         -         -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -         -         -         -         -        $ -         -         -         -         -
===========================================================================================================

       ------------------------------------------------
                            DEC-04
       ------------------------------------------------
       Monthly              MDWQ      TGPL       TGPL
       Contract  Storage   Storage  300-Line  Other Z 4
        Value   Capacity  Delivery  Delivery   Delivery
       ------------------------------------------------
         $ -        -         -         -         -
         $ -        -         -         -         -
         $ -        -         -         -         -
         $ -        -         -         -         -
                    -
         $ -        -         -         -         -

       ------------------------------------------------
TOTAL    $ -        -         -         -         -
=======================================================

       ----------------------------------------------------------------------------------------------------
                             JAN-05                                            FEB-05
       -------------------------------------------------  -------------------------------------------------
       MONTHLY               MDWQ      TGPL       TGPL    MONTHLY               MDWQ      TGPL      TGPL
       CONTRACT   STORAGE   STORAGE  300-LINE  OTHER Z 4  CONTRACT   STORAGE   STORAGE  300-LINE  OTHER Z 4
        VALUE    CAPACITY  DELIVERY  DELIVERY   DELIVERY   VALUE    CAPACITY  DELIVERY  DELIVERY  DELIVERY
       ----------------------------------------------------------------------------------------------------
         $ -         -         -         -         -         $ -        -         -         -        -
         $ -         -         -         -         -         $ -        -         -         -        -
         $ -         -         -         -         -         $ -        -         -         -        -
         $ -         -         -         -         -         $ -        -         -         -        -
                     -                                                  -
         $ -         -         -         -         -         $ -        -         -         -        -

       ----------------------------------------------------------------------------------------------------
TOTAL    $ -         -         -         -         -         $ -        -         -         -        -
===========================================================================================================

       -------------------------------------------------
                            MAR-05
       -------------------------------------------------
        MONTHLY              MDWQ      TGPL      TGPL
       CONTRACT   STORAGE   STORAGE  300-LINE  OTHER Z 4
         VALUE   CAPACITY  DELIVERY  DELIVERY  DELIVERY
       -------------------------------------------------
          $ -          -       -         -        -
          $ -          -       -         -        -
          $ -          -       -         -        -
          $ -          -       -         -        -
                       -
          $ -          -       -         -        -

       -------------------------------------------------
TOTAL     $ -          -       -         -        -
========================================================

       -------------------------------------------------
                        FISCAL YEAR 2004
       -------------------------------------------------
        MONTHLY              MDWQ      TGPL       TGPL
       CONTRACT   STORAGE   STORAGE  300-LINE  OTHER Z 4
         VALUE   CAPACITY  DELIVERY  DELIVERY   DELIVERY
       -------------------------------------------------
           $ -       -         -         -         -
           $ -       -         -         -         -
           $ -       -         -         -         -
           $ -       -         -         -         -
                     -
           $ -       -         -         -         -

       -------------------------------------------------
TOTAL      $ -       -         -         -         -
========================================================